                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
       (e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c)or Section 240.14a-12

                            ITC LEARNING CORPORATION
                            ------------------------
                (Name of Registrant as Specified In Its Charter)

                 -----------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[x]  No fee required.
[ ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------
     5)  Total fee paid:

         ---------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         ---------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------
     3)  Filing Party:

         ---------------------------------------------------------------
     4)  Date Filed:

         ---------------------------------------------------------------

                       [ITC LEARNING CORPORATION LOGO]

                           ITC LEARNING CORPORATION
                        13515 Dulles Technology Drive
                            Herndon, VA 20171-3413

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held May 7, 1998

Notice is hereby given that the annual meeting of the stockholders of ITC Learning Corporation, a Maryland corporation (the "Company"), will be held at the Company's headquarters, 13515 Dulles Technology Drive, Herndon, Virginia 20171-3413, on May 7, 1998, at 3:00 p.m. Eastern Daylight Time, for the following purposes:

     1. To elect two (2) Directors to serve terms as set forth in the Proxy Statement;

     2.  To approve the Company's 1998 Incentive Stock Plan;

     3.  To ratify the appointment of independent auditors; and

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

By resolution of the Board of Directors, only stockholders of record at the close of business on March 3, 1998 are entitled to notice of and vote at the meeting or any adjournment thereof.

March 11, 1998                           By Order of the Board of Directors
Herndon, Virginia                        ITC Learning Corporation

                                         /s/Anne J. Fletcher
                                         -----------------------------------
                                         Anne J. Fletcher
                                         Corporate Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT IN PERSON AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY FORM AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE POSTPAID ENVELOPE ENCLOSED. THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AT THE MEETING AND VOTE IN PERSON.

                         [ITC LEARNING CORPORATION LOGO]

                            ITC LEARNING CORPORATION
                         13515 DULLES TECHNOLOGY DRIVE
                          HERNDON, VIRGINIA 20171-3413

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of ITC Learning Corporation, a Maryland corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's headquarters at 13515 Dulles Technology Drive, Herndon, Virginia 20171, on Thursday, May 7, 1998 at 3:00 p.m., EDT, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

Copies of the Annual Report and Form 10-KSB of the Company for its fiscal year ended December 31, 1997 are included. This Proxy Statement, Notice of Meeting, accompanying proxy card and the annual report and Form 10-KSB are first expected to be mailed to stockholders on or about March 25, 1998.

                                     GENERAL

Only stockholders of record at the close of business on March 3, 1998 are entitled to notice of and to vote the shares of common stock, par value $.10 per share, of the Company (the "Common Stock") held by them on that date at the Annual Meeting or any postponements or adjournments thereof.

If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote for the slate of nominees proposed by the Board of Directors and as recommended by the Board of Directors with regard to all other matters or, if no such recommendation is given, in their own discretion. Each stockholder may revoke a previously granted proxy at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on March 3, 1998 will constitute a quorum. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon at the Annual Meeting. As of February 20, 1998, 3,887,731 shares of Common Stock were outstanding.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Brokers will have discretionary voting authority for Items 1 and
3. Brokers will not have discretionary voting authority for Item 2, and may not vote for Item 2 without receiving instructions from the beneficial owners of the shares. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against a proposal where the required vote is a percentage of the shares present or outstanding.

                                 STOCK OWNERSHIP

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as to the beneficial ownership of each person known to the Company to own more than 5% of the outstanding Common Stock as of February 20, 1998(1).

Name and Address of Beneficial Owner              Shares Beneficially Owned        Percent of Class
------------------------------------              -------------------------        ----------------

Wellington Management Company(2)                            338,000                        8.7%
75 State Street
Boston, MA  02109

Gruber & McBaine Capital Management, LLC.(3)                288,450                        7.4%
50 Osgood Place
San Francisco, CA 94133

Dimensional Fund Advisors, Inc.(4)                          218,900                        5.6%
1299 Ocean Ave.
11th Floor
Santa Monica, CA  90401

-------------------------------

(1) Excluding holdings of James H. Walton, reflected in the table below.

(2) Shares are owned of record by various investment advisory clients of Wellington Management Company ("WMC"), which clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. The shares disclosed are held of record by clients of WMC or Wellington Trust Company, N.A., a wholly-owned subsidiary of WMC, in their capacities as investment advisor for such clients.

(3) Includes 30,100 shares held by Jon D. Gruber and 21,500 shares held by J. Patterson McBaine, the managers of Gruber & McBaine Capital Management, LLC. Also includes 70,400 shares held by Lagunitas Partners, L.P., a California limited partnership in which GMCM and Messrs. Gruber and McBaine are general partners, and 1,500 shares held by CMJ Investments, L.P., a California limited partnership in which the LLC is the general partner, and 4,000 shares held by GMJ Investments, L.P., a California limited partnership in which the LLC is the general partner.


(4) Shares are owned by various investment advisory clients of Dimensional Fund Advisors, Inc. ("Dimensional"), for which Dimensional disclaims beneficial ownership of all such shares.

OWNERSHIP OF EQUITY AND VOTING SECURITIES BY DIRECTORS AND OFFICERS(1)

The following table reflects shares of Common Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) as of February 20, 1998 by each director of the Company, each of the executive officers named in the Summary Compensation Table included elsewhere herein and the current directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner                        Shares Beneficially Owned           Percent of Class
------------------------------------                        -------------------------           ----------------

James H. Walton(2)                                                    250,667                          6.1%
5213 N. 23rd Rd., Arlington, VA  22207

-----------------------

(1) Unless otherwise indicated, each person has sole voting and investment rights with respect to the shares specified opposite his name.
(2) Includes 1,500 shares owned by spouse and 14,667 shares held by the Company's Employee Stock Ownership Plan. Includes 50,000 shares which Mr. Walton is entitled to acquire pursuant to stock options.

Name and Address of Beneficial Owner                        Shares Beneficially Owned             Percent of Class
------------------------------------                        -------------------------             ----------------
Carl D. Stevens(3)                                                        17,659                        0.4%
12120 Brookfield Club Drive
Roswell, GA  30075

John D. Sanders(4)                                                        44,550                        1.1%
2500 Virginia Ave., NW, Washington, DC  20037

Richard E. Thomas(5)                                                      16,870                        0.6%
8207 Light Horse Court, Annandale, VA  22003

Daniel R. Bannister(6)                                                     7,000                        0.2%
1403 Mayhurst Boulevard, McLean, VA 22102

Christopher E. Mack(7)                                                    15,923                        0.4%
21859 Hyde Park Drive, Ashburn, VA  20147

Robert F. VanStry(8)                                                      12,444                        0.3%
3157 Kirkwell Place, Herndon, VA  22071

Steven L. Roden(9)                                                        32,166                        0.8%
305 Glen Lake Drive, Atlanta, GA  30327

Elaine H. Babcock(10)                                                      6,646                        0.2%
16 Bogastow Circle, Millis, MA  02054

Directors and Executive Officers
as a group (9 persons)(11)                                               148,820                        3.6%

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes of ownership of the Company's Common Stock with the Securities and Exchange Commission. Executive officers and directors are required to furnish the Company with copies of all Section 16(a) forms that they file. Based solely upon a review of these filings and written representations from certain of the Company's directors and executive officers that no other reports were required for fiscal year 1997, the Company notes that all reports were timely filed.







---------------------
(3) Includes 2,659 shares held by the Company's Employee Stock Ownership Plan. Also includes 10,000 shares which Mr. Stevens is entitled to acquire pursuant to stock options. Mr. Stevens joined the Company in March 1997, and was appointed a member of the Board in June 1997.

(4)  Includes 1,800 shares owned by spouse.

(5) Includes 11,000 shares owned by Mr. Thomas and his spouse as tenants by the entirety.

(6) Includes 2,000 shares owned by Mr. Bannister and his spouse as tenants by the entirety.

(7) Includes 5,923 shares held by Employee Stock Ownership Plan. Also includes 10,000 shares which Mr. Mack is entitled to acquire pursuant to stock options.

(8)  Includes 9,324 shares held by Employee Stock Ownership Plan.

(9) Mr. Roden resigned as an officer of the Company on June 16, 1997, and resigned as a director of the Company, effective October 14, 1997.

(10) Includes 6,646 shares held by Employee Stock Ownership Plan. Ms. Babcock resigned from the Company, effective May 12, 1997.

(11) Excludes Phillip J. Facchina, who resigned from the Board of Directors in November 1997 and James H. Walton, who resigned from the Board of Directors in February 1998 and served as the Company's Chief Executive Officer through January 9, 1998; and further excluding Mr. Roden and Ms. Babcock.

                                     ITEM 1
                              ELECTION OF DIRECTORS

The Board of Directors has the ultimate authority for the management of the Company's business, objectives, and operations. It selects the Company's executive officers, delegates responsibilities for the conduct of the Company's day-to-day operations to those officers, and monitors their performance.

The Board of Directors held eight (8) meetings during 1997, and acted four (4) times through unanimous written consent. The Board of Directors has a three-member Compensation Committee, the members of which are outside directors, Messrs. Thomas, Sanders and Bannister. The Committee recommends salaries and other compensation of the elected officers of the Company for action by the whole Board. The Compensation Committee met five (5) times during 1997.

The Board of Directors has also established a four-member Audit Committee which is comprised of the same outside directors as the Compensation Committee, with one vacancy. The Audit Committee acts in an oversight capacity, consistent with standard industry practice, to review quarterly and year end financial processes, and meets with the Company's auditors to review their reports and recommendations. The Audit Committee met one time during 1997.

The Company does not have a nominating committee.

Each director attended 75 percent or more of the aggregate number of Board and Committee meetings on which he served during 1997.

Directors who are also employees of the Company received no extra compensation for serving as Directors for the year ended December 31, 1997. For the year ended December 31, 1997, Directors who were not also employees were paid $2,500 per calendar quarter and $500 per meeting for their service as Directors. Dr. Sanders receives a monthly fee of $2,000 for his service as Chairman of the Board.

The Board of Directors of the Company is divided into three classes, as nearly equal in number as possible. Each class serves three years, with the terms of office of the respective classes expiring in successive years. The term of office of directors in Class I expires at the 1998 Annual Meeting. The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

Directors will be elected by a plurality of the votes cast at the Annual Meeting. If elected, all nominees are expected to serve until the 2001 Annual Meeting and until their successors are duly elected and qualified.

The Board of Directors recommends that the nominees described below, each of whom is currently serving as Class I directors, be elected for a new term of three years and until they are re-elected or their successors are duly elected and qualified.

                    DIRECTORS STANDING FOR ELECTION - CLASS I

                                                                                           Year First
                                                                                            Elected
                                                                                            Director
Name (Age)                                                                                (Re-election
Position with Company                  Business Experience                                Term Expires)
---------------------                  -------------------                                -------------

John D. Sanders (59)      Dr. Sanders served as Chairman of TechNews Inc.,                     1977
 Director and             publishers of Washington Technology newspaper, from                 (1998)
 Chairman                 1987 to 1996 and currently serves as a consultant to
 of the Board             Post Newsweek Business Information, Inc. (formerly
                          TechNews). He is also a registered representative with
                          Wachtel & Co., Inc., an investment banking firm, a
                          position held since 1968. Mr. Sanders is a member of
                          the Boards of Directors of Daedalus Enterprises, Inc.,
                          an electronics specialty manufacturer, and Hadron,
                          Inc., a technical and engineering services company. He
                          holds a B.E.E. from the University of Louisville,
                          Kentucky, and an M.S. and Ph.D. in Electrical
                          Engineering from Carnegie-Mellon University.

Richard E. Thomas (71)    Now semi-retired, Mr. Thomas served as President of                  1982
 Director                 COMSAT RSI from 1994-1996. Prior to that, he was                    (1998)
                          Chairman of the Board, President and Chief Executive
                          Officer of Radiation Systems, Inc., a communications
                          systems manufacturer, from 1978 until 1994, at which
                          time Radiation Systems, Inc. was merged into COMSAT
                          Corporation. Mr. Thomas was originally employed by
                          Radiation Systems, Inc. as Vice President, Operations
                          in 1966.


               DIRECTORS CONTINUING IN OFFICE - CLASSES II AND III

                                                                                           Year First
                                                                                             Elected
Name (Age)                                                                                  Director
Position with Company                  Business Experience                               (Term Expires)
---------------------                  -------------------                               --------------
Daniel R. Bannister (67)  Mr. Bannister is Chairman of the Board of DynCorp, a                  1988
 Director                 leading technology services firm.  Previously, he served             (1999)
                          as President and Chief Executive Officer of DynCorp
                          from 1985 to 1997.

Carl D. Stevens (51)      Mr. Stevens is President and Chief Executive Officer
 President and Chief      of ITC, having been named CEO in January 1998. Mr.                    1997
 Executive Officer        Stevens joined ITC in February 1997 as Senior Vice                   (2000)
                          President of Marketing and Strategic Business
                          Development. He was later appointed President and
                          Chief Operating Officer in June 1997. Prior to joining
                          ITC, Mr. Stevens was Program Director for Public
                          Sector for IBM responsible for the sale of personal
                          computers into higher education, K-12, federal, state
                          and local governments. During his 26 year career with
                          IBM, he held numerous field and headquarters marketing
                          and management positions. He was Branch Manager for
                          the Southeastern U.S., managed IBM's New Manager
                          School for experienced managers, held various
                          management positions involving IBM's Personal Computer
                          Remarketer Channels, and was the Business Alliance
                          Executive for IBM's Education and Training Division.
                          Mr. Stevens received his education from Indiana
                          University, where he majored in Marketing and Business
                          Education.


                             EXECUTIVE COMPENSATION

EMPLOYMENT AGREEMENTS

The Company has entered into employment agreements with certain of its executive officers. The agreements are generally subject to termination upon (i) death (with certain individuals' beneficiaries receiving up to $5,000 in death benefits); (ii) disability; (iii) cause or (iv) without cause upon 60 days notice by the Company. The agreements provide for ten months of severance pay to Messrs. VanStry, Stevens and Mack. The foregoing severance pay is payable to the Executives only upon termination by the Company without cause. The agreements with Messrs. Mack and Stevens specify that, upon certain changes of control, each would receive twelve months salary as severance pay if he is terminated or voluntarily leaves within one year of the effective date of such an occurrence.

In addition to base salary, each officer is eligible to receive salary increases, bonuses, stock option grants, pension and profit sharing arrangements and other employee benefits that may from time to time be awarded or made available. Each of Messrs. Mack, Stevens and VanStry must provide 120 days notice of resignation from the Company. During the notice period, all officers receive salary. The agreements also provide for certain paid sick or disability leave and reimbursement of certain medical expenses not covered by the Company's group insurance.

EXECUTIVE COMPENSATION SUMMARY TABLE

The following table sets forth the aggregate compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer ("CEO") and its most highly compensated executive officers other than the CEO who served as such at the end of the last fiscal year and whose total compensation exceeds $100,000, plus two additional former officers whose compensation exceeded $100,000, but who were not serving as an executive officer of the registrant at the end of the last fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                        -------------------------------------------
                                                                 Annual Compensation
-------------------------------------------------------------------------------------------------------------------------
                                                                                    Other Annual
Name and Principal                                                                 Compensation($)  Securities Underlying
Position at Fiscal Year                            Year   Salary ($)   Bonus($)(a)      (b)          Options Granted (#)
End
-------------------------------------------------------------------------------------------------------------------------
James H. Walton                                    1997     180,000           0      22,203              30,000
Chief Executive Officer                            1996     181,767           0      15,266                   0
                                                   1995     162,914      20,000      27,669              50,000
-------------------------------------------------------------------------------------------------------------------------

Carl D. Stevens (c)                                1997      99,958           0      13,243              78,000
President and Chief                                1996           -           -           -                   -
Operating Officer                                  1995           -           -           -                   -
-------------------------------------------------------------------------------------------------------------------------

Christopher E. Mack                                1997     111,167           0      11,992              20,000
Vice President and                                 1996      83,625           0       7,256              10,000
Chief Financial Officer                            1995      65,875           0       8,286               5,000
-------------------------------------------------------------------------------------------------------------------------

Robert F. VanStry                                  1997     110,000           0      10,941              20,000
Vice President                                     1996     110,276           0       8,293                   0
                                                   1995      90,591           0      13,733                   0
-------------------------------------------------------------------------------------------------------------------------

Steven L. Roden
Formerly President,                                1997     130,417           0       2,816               5,000
ITC                                                1996     120,000           0       6,913              20,000
CEO and President,                                 1995     122,149           0      18,842                   0
ComSkill Learning
  Centers Inc.
-------------------------------------------------------------------------------------------------------------------------

Elaine H. Babcock                                  1997      44,634           0         744                   0
Formerly Senior Vice                               1996     111,778           0       8,618                   0
President                                          1995     111,763           0      17,968                   0
-------------------------------------------------------------------------------------------------------------------------

(a) Bonus compensation plan represents amounts paid to the executive pursuant to the Company's Incentive Compensation Plan for the year earned.

(b) Represents the fair market value of shares allocated pursuant to the Company's Employee Stock Ownership Plan, medical expense reimbursement, automobile allowances, and company match of 401K plan contributions.

(c) Mr. Stevens joined the Company in March 1997. His annualized base salary for 1997 was $125,000.

OPTION GRANTS FOR FISCAL 1997 AND POTENTIAL REALIZABLE VALUES

The following table sets forth as to each of the named executive officers information with respect to option grants during the last fiscal year.

-----------------------------------------------------------------------------------------------------------------------------------
        (a)                        (b)                          (c)                            (d)                      (e)

                                 Number of                 % of Total Options/
                                 Securities                   SARs Granted to
                              Underlying Options/          Employees in Fiscal           Exercise or Base
        Name                   SARs Granted (#)                   Year                     Price ($/Sh)           Expiration Date
-----------------------------------------------------------------------------------------------------------------------------------
James H. Walton                   30,000                       13.4%                      $4.875/Sh                 7/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Carl D. Stevens                   30,000                       13.4%                      $4.625/Sh                  3/1/2002
                                  48,000                       21.5%                      $4.875/Sh                 7/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Christopher E. Mack               20,000                        9.0%                      $4.875/Sh                 7/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Robert F. VanStry                 20,000                        9.0%                      $4.875/Sh                 7/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Steven L. Roden                    5,000                        2.2%                      $5.50/Sh                  1/14/1998
-----------------------------------------------------------------------------------------------------------------------------------
Elaine H. Babcock                   --                           --                          --                        --

-----------------------------------------------------------------------------------------------------------------------------------


OPTION EXERCISES AND VALUES FOR FISCAL 1997

The following table sets forth as to each of the named executive officers information with respect to option exercises during Fiscal 1997 and the status of their options on December 31, 1997.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Value of
                                                                                             Number of               Unexercised
                                                                                            Unexercised              In-the-Money
                                                                                         Options at Fiscal         Options at Fiscal
                                                                                           Year End (#)              Year End ($)
                          Shares Acquired on                                              Exercisable (E)/         Exercisable (E)/
Name                         Exercise (#)             Value Realized ($)                 Unexercisable (U)         Unexercisable (U)
------------------------------------------------------------------------------------------------------------------------------------
James H. Walton                   0                         0                             50,000(E)/                   0(E)/
                                                                                          30,000(U)                    0(U)
------------------------------------------------------------------------------------------------------------------------------------
Carl D. Stevens                   0                         0                                  0(E)/                   0(E)/
                                                                                          78,000(U)                    0(U)
------------------------------------------------------------------------------------------------------------------------------------
Christopher E. Mack               0                         0                             10,000(E)/                   0(E)/
                                                                                          25,000(U)                    0(U)
------------------------------------------------------------------------------------------------------------------------------------
Robert F. VanStry                 0                         0                                  0(E)/                   0(E)/
                                                                                          20,000(U)                    0(U)
------------------------------------------------------------------------------------------------------------------------------------
Steven L. Roden                   0                         0                                  0(E)/                   0(E)/
                                                                                               0(U)                    0(U)
------------------------------------------------------------------------------------------------------------------------------------
Elaine H. Babcock                 0                         0                                  0(E)/                   0(E)/
                                                                                               0(U)                    0(U)
------------------------------------------------------------------------------------------------------------------------------------

                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

The following sets forth the business experience of executive officers who are not also directors of the Company.

ANNE J. FLETCHER, age 35, is Secretary of ITC. Ms. Fletcher is an attorney with the law firm of De Martino Finkelstein Rosen & Virga. Ms. Fletcher served as in-house general counsel to ITC from 1994-1996. Prior to joining ITC, she was engaged in the private practice of law for six years in Fairfax, Virginia. Ms. Fletcher received her J.D. from George Mason University School of Law and a B.A. from the State University of New York, College at Oswego.

CHRISTOPHER E. MACK, age 32, is Vice President, Treasurer and Chief Financial Officer of ITC. Prior to being named Chief Financial Officer in January 1998, Mr. Mack served as the Company's Vice President of Finance and Administration and Treasurer since April 1997. Mr. Mack served as the Company's Chief Operating Officer from November 1996 to April 1997. Prior to being named COO, Mr. Mack served as the Company's Controller from December 1993 to November 1996. Prior to joining ITC in December 1993, Mr. Mack served as Assistant Controller of Bardon, Inc., an international construction materials firm. Mr. Mack holds a B.S. in Accounting from Shepherd College and is a C.P.A.

WILLIAM S. MOSER, age 53, is Vice President of Sales and Marketing of ITC. Mr. Moser joined ITC in August of 1997, after a 30-year career with IBM. During his career with IBM, Mr. Moser held numerous sales and marketing management positions within IBM. In addition, he held several management positions in IBM's Education and Training Group, including Business Alliance Manager for Personal Computer Skills. He also brings extensive channels marketing experience to ITC. Mr. Moser holds a B.A. in Marketing from Michigan State University.

HARVEY L. SHUSTER, age 52, is Vice President of Business Development of ITC. Mr. Shuster joined ITC in 1993 as part of ITC's acquisition of Comsell Training, Inc. Since joining ITC, Mr. Shuster had held many management level positions and served in various capacities from operations to sales. Most recently, Mr. Shuster has been the Divisional Vice President in charge of the PC Skills product line for the Company. Prior to ITC's acquisition of Comsell, Mr. Shuster was Chief Operating Officer of Comsell. Prior to then, Mr. Shuster was in charge of the MicroComputer Consulting Group for Coopers and Lybrand in the Southeast U.S. Additionally, Mr. Shuster was a founding member of Peachtree Software, the microcomputing accounting software package that is now owned by ADP. Mr. Shuster holds a B.S. in Accounting from Temple University and an M.B.A. in Finance from Drexel University and is a C.P.A.

ROBERT F. VANSTRY, age 47, is Vice President of ITC and manages the Company's Process and Manufacturing market sector sales effort and sales support function. During 1997, Mr. VanStry managed the Domestic Sales Force. Mr. VanStry was previously in charge of ITC's product and technology development. Mr. VanStry joined the Company in May 1978 as Senior Training Associate and subsequently fulfilled the responsibilities of Manager of Engineering Projects, Manager of Project Development, and Vice President of Training Services.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During fiscal year 1997, Dr. Sanders has devoted additional time to the Company, serving as a consultant of the Company on a variety of matters outside the scope of his services as a director and Chairman of the Board. Commencing in January 1997, these services were rendered on an as-needed basis at the request of the Company's management and Dr. Sanders was compensated at a rate of $1,000 per day with total compensation of $2,000 during fiscal year 1997 (not including fees earned for services rendered as a director or Chairman of the Board of the Company).

Commencing in January 1998, Dr. Sanders has agreed to devote 40% of his business time to providing consulting services to the Company, in exchange for an annual fee of $36,000 (not including fees payable for services as a director of the Company and Chairman of the Board), payable in equal monthly installments. This arrangement is terminable by the Company or Dr. Sanders at any time.

Philip J. Facchina, a former director and officer of the Company, received a fee of $150,183 for services rendered by him in connection with the November 1997 sale by the Company of its wholly-owned subsidiary, Anderson Soft-Teach.

Other than the foregoing, the Company was not a party to any transactions with any director, or executive officer, nominee for election as a director, any security holder that is a beneficial owner of greater than five percent (5%) of the Company's Common Stock, or any member of the immediate family of the foregoing.

                                     ITEM 2
       APPROVAL OF THE ITC LEARNING CORPORATION 1998 INCENTIVE STOCK PLAN

Subject to approval by the company's shareholders, the Board of Directors approved the 1998 Incentive Stock Plan ("1998 Plan") on January 7, 1998.

Approval of the 1998 Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented at the annual meeting of shareholders and entitled to a vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1998 ITC LEARNING CORPORATION STOCK PLAN.

The following summary of the material features of the 1998 Plan set forth below is qualified in its entirety by reference to the 1998 Plan, a copy of which is attached hereto as Exhibit A to this Proxy Statement. The summary does not purport to be a complete description of the 1998 Plan.

GENERAL

The 1998 Plan gives the Board, or a committee that the Board appoints, authority to grant options to purchase Common Stock. Options granted under the 1998 Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code, or nonstatutory stock options, as determined by the Board or its committee. The number of shares to be reserved for issuance under the 1998 Plan is 200,000.


As of February 20, 1998, the Board of Directors has granted to Carl D. Stevens under the 1998 Plan, subject to shareholder approval of the 1998 Plan, options to purchase 65,000 shares of common stock of the Company.

PURPOSE

The purpose of the 1998 Plan is to advance the interests of the Company and its subsidiaries, if any, by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors, officers and key employees through the grant of awards with respect to shares of Common Stock. The 1998 Plan will enable the Company to retain the services of non-employee directors, officers and key employees upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent and to compete effectively with other enterprises for the services of non-employee directors, officers and key employees as may be needed for the continued improvement of its business.


ADMINISTRATION

The 1998 Plan may be administered by the Board or a committee appointed by the Board. No member of the Board shall be obligated to participate. The interpretation and construction of any provision of the 1998 Plan by the Board or its committee shall be final and binding. Members of the Board receive no additional compensation solely for their services in connection with the administration of the 1998 Plan.

ELIGIBILITY

Options under the 1998 Plan may be granted only to directors, officers or other key employees of the Company and/or its subsidiaries.

TERMS OF OPTIONS

The terms of options granted under the 1998 Plan are determined by the Board or its committee. Each option is evidenced by a written agreement between the Company and the person to whom such option is granted. Options are typically exercisable over a four-year period beginning on the date of grant at the rate of one-fourth at the end of each year thereafter and terminate no later than ten years after the date of the grant. Pursuant to the 1998 Plan, options may be subject to the following additional terms and conditions:

       (a) EXERCISE OF THE OPTION. The optionee must earn the right to exercise the option by continuing to render service for the Company. The Board may determine when options are exercisable. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of common stock to be purchased and tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option shall be cash, or by tendering shares of common stock of the Company already owned by optionee, or a combination of cash and stock.

       (b) EXERCISE PRICE. The exercise price of options granted under the 1998 Plan is determined by the Board and must not be less than 100% of the fair market value of the Common Stock, or in the case where an optionee to whom an Incentive Stock Option is to be granted under the plan is, at the time of grant of such grant, owner of stock possessing more than 10% of the total combined voting power of all classes of the company stock, then the purchase price per share shall be not less than 110% of the fair market value of the common stock at the time of grant. Options granted under the 1998 Plan are typically exercisable at 100% of fair market value on the date of grant. Fair market value per share is the closing price on the NASDAQ National Market System.

       (c) TERMINATION OF EMPLOYMENT OR DIRECTORSHIP. If an optionee's employment relationship with the Company is terminated for any reason other than death or for cause or if an optionee's relationship as a director of the Company is terminated for any reason other than death or for cause, options outstanding under the 1998 Plan may be exercised within three months (or such other period of time as determined by the Board, not to exceed certain limits) after the date of such termination to the extent the options were exercisable on the date of termination.

       (d) DEATH OF OPTIONEE. If an optionee should die while employed by the Company, options may be exercised at any time within twelve months after death, but only to the extent the options were exercisable at the date of death.

       (e) TERMINATION OF OPTIONS. The 1998 Plan provides that options granted under the plan will expire 10 years from the date of grant, unless a shorter period is provided in the stock option agreement; provided, however, that if an incentive stock option (as defined in Section 422 of the Internal

              Revenue Code) is granted to a more than 10% shareholder, the option shall not be exercisable more than five years after the date of grant.

       (f) NON-TRANSFERABILITY OF OPTIONS. An option is non-transferable by the holder other than by will or the laws of descent and distribution, and is exercisable during the holder's lifetime only by the optionee, or in the event of the optionee's death, by the optionee's estate or by the person who acquires the right to exercise the option by request or inheritance.

RESTRICTED SHARE AWARDS

In addition to options, under the Plan the Company may grant to any employee participant an award of shares of common stock in such number, and subject to such terms and conditions relating to forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Board (or its Committee) shall establish. The terms of any Restricted Share Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Board (or its Committee) and not inconsistent with the Plan. The provisions of Restricted Share Awards need not be the same for each participant receiving such Awards.

       (a) Issuance of Restricted Shares. As soon as practicable after the date of grant of a Restricted Share Award, the Company shall cause to be transferred on the books of the Company shares of Common Stock, registered on behalf of the Participant in nominee form, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company retroactive to the Date of Grant if an Award Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not executed by the participant and timely returned to the Company. Each participant, as a condition to the receipt of a Restricted Share Award, shall pay to the Company in cash the par value of a share of Common Stock multiplied by the number of shares of Common Stock covered by such Restricted Share Award. Until the lapse or release of all restrictions applicable to an award of Restricted Shares and contained in the Award Agreement, the stock certificates representing such Restricted Shares shall be held in custody by the Company or its designee. Upon the lapse or release of all restrictions, one or more stock certificates, registered in the name of the Participant, for an appropriate number of shares of Common Stock of any restrictions set forth in the Plan and the Award Agreement, shall be delivered to the Participant.

       (b) Shareholder Rights. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.01(a), the Participant shall become a shareholder of the Company with respect to all shares of Common Stock subject to the Award Agreement and shall have all of the rights of a shareholder.

       (c) Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

Subject to Section 7.02(b) of the 1998 Plan, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or any Subsidiary of the Company as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth In the Award Agreement. The Board or its Committee, in its sole and absolute discretion, shall determine the forfeiture period and any other terms and conditions applicable with respect to any Restricted Share Award. The forfeiture period may be waived, in the sole and absolute discretion of the Board (or its Committee).

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR CHANGE IN CONTROL

In the event that a change is made in the Company's capitalization, such as a stock split or reverse stock split, appropriate adjustment shall be made to the purchase price and to the number of shares subject to the stock option, in the Administrator's sole discretion with respect to the nature and amount of such adjustment. In the event of a Change in Control of the Company, all options become exercisable as of the date of such Change in Control, and the restrictions on vesting on all restricted share awards shall be deemed to have been satisfied as of the date of that Change in Control. Change in Control is defined as follows:

   (a) Approval by the Company's shareholders of a consolidation or merger of the Company with any third party, unless the Company is the entity surviving such merger or consolidation;

   (b) Approval by the Company's shareholders of a transfer of all or substantially all of the assets of the Company to a third party or a complete liquidation or dissolution of the Company;

   (c) A third party, directly or indirectly, through one or more subsidiaries or transactions acting in concert with one or more persons or entities:

         (i) acquires beneficial ownership of more than 35% of the voting Stock, except when inadvertently acquired and the third party promptly divests itself;

         (ii) acquires irrevocable proxies representing more than 35% of the voting Stock, except when inadvertently acquired and the third party promptly divests itself;

         (iii) acquires any combination of beneficial ownership of voting Stock and irrevocable proxies representing more than 35% of the voting Stock, except when inadvertently acquired and the third party promptly divests itself;

         (iv) acquires the ability to control in any manner the election of a majority of the directors of the Company; or

         (v) acquires the ability to directly or indirectly exercise a controlling influence over the management or policies of the Company;

   (d) Any election has occurred of persons to the Board that causes a majority of the Board to consist of persons other than (A) persons who were members of the Board on the effective date of the 1998 Plan and/or (B) persons who were nominated for election as members of the Board by the Board (or a committee of the Board) at a time when the majority of the Board (or of such committee) consisted of persons who were members of the Board on the effective date; provided, however, that any persons nominated for election by the Board (or a committee of the Board), a majority of whom are persons described in clauses (A) and/or (B), or are persons who were themselves nominated by such Board (or a committee of such Board), shall for this purpose be deemed to have been nominated by a Board composed of persons described in clause
         (A); or

   (e) A determination is made by the SEC or any similar agency having regulatory control over the Company that a change in control, as defined in the securities laws or regulations then applicable to the Company, has occurred.

Additionally, after any reorganization, merger or consolidation in which the Company is not the surviving entity, an optionee shall be entitled to receive upon the exercise of an option outstanding prior to such event, the number and class of shares of stock or other securities to which the optionee would have been entitled had such optionee been the holder of record of a number of shares of common stock equal to the number of shares of common stock receivable on exercise of such option. Further, upon the reorganization, merger or consolidation in which the Company shall be a surviving entity, the Administrator may grant substituted options under the 1998 Plan, replacing old options granted under the Plan of another party to the reorganization, merger or consolidation, which grant shall be determined in the sole discretion of the Administrator.

AMENDMENT AND TERMINATION OF THE 1998 PLAN

The Board may amend or terminate the 1998 Plan from time to time in such respects as the Board may deem advisable. Any amendment or termination of the 1998 Plan shall not adversely affect options already granted and such options shall remain in full force and effect as if the 1998 Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Company, except that the Administrator of the 1998 Plan may make provisions in an award agreement for such amendments that the Administrator deems appropriate, in its sole and absolute discretion.

TAX INFORMATION

Options granted under the 1998 Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code, or nonstatutory options.

If an option granted under the 1998 Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon exercise of a nonstatutory option, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject tot ax withholding by the company. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

The foregoing summary of the effect of federal income taxation upon the participant and the Company with respect to the purchase of shares under the 1998 Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of the optionee's death of the income tax laws of any municipality, state or foreign county in which an optionee may reside.

THE BOARD RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" APPROVAL OF THE ITC LEARNING CORPORATION 1998 INCENTIVE STOCK PLAN.

                                     ITEM 3
             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has, upon recommendation of the Audit Committee, selected Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1998, and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by Ernst & Young LLP that neither the firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent certified public accountants and their clients. Ernst & Young LLP has served as the Company's independent auditors since 1992. Representatives of Ernst & Young LLP will attend the meeting to make any statement they consider appropriate and to respond to appropriate questions raised at the meeting.

THE BOARD RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS.

                                  OTHER MATTERS

The Company knows of no business which will be presented for action at the meeting other than those matters referred to herein. If other matters do come before the meeting, the persons named as proxies will act and vote according to their best judgment on behalf of the stockholders they represent.

                             ADDITIONAL INFORMATION

The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex or facsimile. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

Proposals by stockholders which are intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than January 3, 1999.

Dated:  March 11, 1998
                                         By Order of the Board of Directors
                                         ITC Learning Corporation

                                         /s/ Anne J. Fletcher
                                         -------------------------------------
                                         Anne J. Fletcher
                                         Secretary

                                  EXHIBIT A
                            ITC LEARNING CORPORATION
                           1998 INCENTIVE STOCK PLAN

ARTICLE I.  PURPOSE, ADOPTION AND TERM OF THE PLAN

           1.01 Purpose. The purpose of the ITC Learning Corporation 1998 Incentive Stock Plan (hereinafter referred to as the "Plan") is to advance the interests of the Company (as hereinafter defined) and its Subsidiaries (as hereinafter defined), if any, by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors, officers and key employees through the grant of awards with respect to shares of Common Stock (as hereinafter defined). The Plan will enable the Company to retain the services of non-employee directors, officers and key employees upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent and to compete effectively with other enterprises for the services of non-employee directors, officers and key employees as may be needed for the continued improvement of its business.

           1.02 Adoption and Term. The Plan shall become effective on January 7, 1998 ("Effective Date"), subject to the approval of a simple majority of the holders of Voting Stock (as hereinafter defined) represented, by person or by proxy, and entitled to vote at the annual meeting of the holders of Voting Stock held in 1998. The Plan shall terminate on January 7, 2008, or such earlier date as shall be determined by the Board (as hereinafter defined); provided, however, that, in the event the Plan is not approved by a simple majority of the holders of Voting Stock at or before the Company's 1998 annual meeting of holders of Voting Stock, the Plan shall terminate on such date and any Awards (as hereinafter defined) made under the Plan prior to such date shall be void and of no force and effect.

ARTICLE II.  DEFINITIONS

           For purposes of the Plan, capitalized terms shall have the following meanings:

           2.01 "ADMINISTRATOR" shall mean either the Board or the Committee.

           2.02 "AWARD" means any grant to a Participant of any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI or Restricted Shares described in Article VII.

           2.03 "AWARD AGREEMENT" means a written agreement between the Company and a Participant or a written acknowledgment from the Company specifically setting forth the terms and conditions of an Award granted to a Participant under the Plan.

           2.04 "BENEFICIARY" means an individual, trust or estate who or that, by will or the laws of descent and distribution, succeeds to the rights and obligations of the Participant under the Plan and an Award Agreement upon the Participant's death.

           2.05 "BOARD" means the Board of Directors of the Company.

           2.06 "CAUSE" means, with respect to an Employee Participant, termination for, as determined by the Administrator in its sole and absolute discretion, (i) dishonest or fraudulent conduct relating to the Company or any of its Subsidiaries or their businesses; (ii) conviction of any felony that, in the judgment of the Administrator, involves moral turpitude or otherwise reflects on the Company or any of its Subsidiaries in a significantly adverse way; or (iii) gross neglect by the Participant in the performance of his or her duties as an employee or any material breach by a Participant under any employment agreement with the Company or any of its Subsidiaries.

           2.07 "CHANGE IN CONTROL" shall mean the occurrence, after the Effective Date, of any of the following events, directly or indirectly or in one or more series of transactions:

                 (i) Approval of the Company's shareholders of a consolidation or merger of the Company with any Third Party, unless the Company is the entity surviving such merger or consolidation;

                (ii) Approval of the Company's shareholders of a transfer of all or substantially all of the assets of the Company to a Third Party or a complete liquidation or dissolution of the Company;

               (iii) A Third Party, directly or indirectly, through one or more subsidiaries or transactions or acting in concert with one or more persons or entities:

                     (A) acquires beneficial ownership of more than 35% of the
               Voting Stock;

                     (B) acquires irrevocable proxies representing more than 35%
               of the Voting Stock;

                     (C) acquires any combination of beneficial ownership of
               Voting Stock and irrevocable proxies representing more than 35% of the Voting Stock;

                     (D) acquires the ability to control in any manner the
               election of a majority of the directors of the Company; or

                     (E) acquires the ability to directly or indirectly exercise a controlling influence over the management or policies of the Company;

                (iv) any election has occurred of persons to the Board that causes a majority of the Board to consist of persons other than (A) persons who were members of the Board on the Effective Date and/or
           (B) persons who were nominated for election as members of the Board by the Board (or a committee of the Board) at a time when the majority of the Board (or of such committee) consisted of persons who were members of the Board on the Effective Date; provided, however, that any persons nominated for election by the Board (or a committee of the Board), a majority of whom are persons described in clauses (A) and/or (B), or are persons who were themselves nominated by such Board (or a committee of such Board), shall for this purpose be deemed to have been nominated by a Board composed of persons described in clause (A); or

                (v) A determination is made by the SEC or any similar agency having regulatory control over the Company that a change in control, as defined in the securities laws or regulations then applicable to the Company, has occurred.

Notwithstanding any provision contained herein, a Change in Control shall not include any of the above described events if they are the result of a Third Party's inadvertently acquiring beneficial ownership or irrevocable proxies or a combination of both for 35% or more of the Voting Stock, and the Third Party as promptly as practicable thereafter divests itself of beneficial ownership or irrevocable proxies for a sufficient number of shares so that the Third Party no longer has beneficial ownership or irrevocable proxies or a combination of both for 35% or more of the Voting Stock.

           2.08 "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes said section.

           2.09 "COMMITTEE" means a committee of the Board as may be appointed, from time to time, by the Board. The Board may, from time to time, appoint members of the Committee in substitution for those members who were previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall be composed solely of at least two directors of the Company, each of whom is a "non-employee director" as defined in Rule 16b-3, as promulgated by the SEC under the Exchange Act, and an "outside director" within the meaning of Section 162(m).

           2.10 "COMMON STOCK" means the Common Stock, par value $0.10 per share, of the Company.

           2.11 "COMPANY" means ITC Learning Corporation, a corporation organized under the laws of the State of Maryland, and its successors.

           2.12 "DATE OF GRANT" means the date designated by the Administrator as the date as of which an Award is granted, which shall not be earlier than the date on which the Administrator approves the granting of such Award.

           2.13 "DISABILITY" means any physical or mental injury or disease of a permanent nature that renders an Employee Participant incapable of meeting the requirements of the employment or other work that Employee Participant performed immediately before that disability commenced. The determination of whether an Employee Participant is disabled and when an Employee Participant becomes disabled shall be made by the Administrator in its sole and absolute discretion.

           2.14 "DISABILITY DATE" means the date which is six months after the date on which an Employee Participant is first absent from active employment or work with the Company due to a Disability.

           2.15 "EMPLOYEE PARTICIPANT" means a Participant who is an employee of the Company or one of its Subsidiaries.

           2.16 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

           2.17 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

           2.18 "FAIR MARKET VALUE" of a share of Common Stock means, as of any given date, the closing sales price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is then traded or, if the Common Stock is not then traded on a national securities exchange, the closing sales price or, if none, the average of the bid and asked prices of the Common Stock on such date as reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"); provided, however, that, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; provided, further, that, if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. In the event the Common Stock is not admitted to trade on a securities exchange or quoted on Nasdaq, the Fair Market Value of a share of Common Stock as of any given date shall be as determined by the Administrator in its sole and absolute discretion, which determination may be based on, among other things, the opinion of one or more independent and reputable appraisers qualified to value companies in the Company's line of business. Notwithstanding the foregoing, the Fair Market Value of a share of Common Stock shall never be less than par value per share.

           2.19 "INCENTIVE STOCK OPTION" means an Option designated as an incentive stock option and that meets the requirements of Section 422 of the Code.

           2.20 "NON-EMPLOYEE DIRECTOR" means each member of the Board or of the Board of Directors of a Subsidiary who is not an employee of the Company or of any of its Subsidiaries.

           2.21 "NON-EMPLOYEE DIRECTOR OPTION" means an Option granted to a Non-Employee Director.

           2.22 "NON-QUALIFIED STOCK OPTION" means an Option that is not an Incentive Stock Option.

           2.23 "OPTION" means any option to purchase Common Stock granted to a Participant pursuant to Article VI.

           2.24 "PARTICIPANT" means any director or employee of the Company or any of its Subsidiaries selected by the Administrator to receive an Option under the Plan in accordance with Article VI and/or Restricted Shares under the Plan in accordance with Article VII.

           2.25 "PLAN" means the ITC Learning Corporation 1998 Incentive Stock Plan as set forth herein, and as the same may be amended from time to time.

           2.26 "RESTRICTED SHARES" means shares of Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

           2.27 "RULE 16b-3" means Rule 16b-3 promulgated by the SEC under
Section 16 of the Exchange Act and any successor rule.

           2.28 "SEC" means the Securities and Exchange Commission.

           2.29 "SECTION 162(m)" means Section 162(m) of the Code and the regulations thereunder.

           2.30 "SUBSIDIARY" means a company more than 50% of the equity interests of which are beneficially owned, directly or indirectly, by the Company.

           2.31 "TEN PERCENT SHAREHOLDER" means a Participant who, at the time of grant of an Option, owns (or is deemed to own under Section 424(d) of the Code) more than 10% of the Voting Stock.

           2.32 "TERMINATION OF EMPLOYMENT" means, with respect to an Employee Participant, the voluntary or involuntary termination of a Participant's employment with the Company or any of its Subsidiaries for any reason, including death, Disability, retirement or as the result of the sale or other divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, and whether a Termination of Employment is a result of Disability, shall be determined in each case by the Administrator in its sole and absolute discretion.

           2.33 "THIRD PARTY" includes a single person or a group of persons or entities acting in concert not wholly owned directly or indirectly by the Company.

           2.34 "VOTING STOCK" means the classes of stock of the Company entitled to vote generally in the election of directors of the Company.

ARTICLE III.  ADMINISTRATION

           3.01 Administrator. The Plan shall be administered by the Administrator, which shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and its Participants. The Administrator shall have the sole and absolute discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select the directors, officers and other key employees to whom Awards may be granted, to determine the terms and provisions of the respective Award Agreements (which need not be identical), to determine all claims for benefits under the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, to determine whether the shares offered with respect to an Award will be treasury shares or will be authorized but previously unissued shares, and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. No action of the Administrator will be effective if it contravenes or amends the Plan in any respect. Both the Board and the Committee may act as Administrator of the Plan and the Committee may act as Administrator with respect to Options granted to members of the Committee.

           3.02 Actions of the Committee. All determinations of the Committee shall be made by a majority vote of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee shall also have express authorization to hold Committee meetings by conference telephone, or similar communication equipment by means of which all persons participating in the meeting can hear each other.

ARTICLE IV.  SHARES OF COMMON STOCK

           4.01 Number of Shares of Common Stock Issuable. Subject to adjustments as provided in Section 8.05, 200,000 shares of Common Stock shall be available for Awards under the Plan. The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company and held in its treasury.

           4.02 Calculation of Number of Shares of Common Stock Awarded to any Participant. In the event the purchase price of an Option is paid, or tax or withholding payments relating to an Award are satisfied, in whole or in part through the delivery of shares of Common Stock, a Participant will be deemed to have received an Award with respect to those shares of Common Stock.

           4.03 Shares of Common Stock Subject to Terminated Awards. The Common Stock covered by any unexercised portions of terminated Options, shares of Common Stock forfeited as provided in Section 7.02(a) and shares of Common Stock subject to Awards that are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan.

ARTICLE V.  PARTICIPATION

           5.01 Eligible Participants. Participants in the Plan shall include such directors, officers and other key employees of the Company or its Subsidiaries as the Administrator, in its sole and absolute discretion, may designate from time to time. In making such designation, the Administrator may take into account the nature of the services rendered by the directors, officers and key employees, their present and potential contributions to the success of the Company, and such other factors as the Administrator, in its sole and absolute discretion, may deem relevant. The Administrator's designation of a Participant in any year shall not require the Administrator to designate such person to receive Awards in any other year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. A Participant may hold more than one Award granted under the Plan. During the term of the Plan, no Employee Participant may receive Awards with respect to more than 150,000 shares of Common Stock.

ARTICLE VI.  STOCK OPTIONS

           6.01 Grant of Option. Any Option granted under this Article VI shall have such terms as the Administrator may, from time to time, approve, and the terms and conditions of Options need not be the same with respect to each Participant. Under this Article VI, the Administrator may grant to any Participant one or more Incentive Stock Options, Non-Qualified Stock Options or both types of Options; provided, however, that Incentive Stock Options may only be granted to Employee Participants. To the extent any Option does not qualify as an Incentive Stock Option (whether because of its provisions, the time or manner of its exercise or otherwise), that Option or the portion thereof that does not so qualify shall constitute a separate Non-Qualified Stock Option.

           6.02 Incentive Stock Options. In the case of any grant of an Incentive Stock Option, whenever possible, each provision hereof and in any Award Agreement relating to such Option shall be interpreted to entitle the holder thereof to the tax treatment afforded by Section 422 of the Code, except
(a) in connection with the exercise of Options following a Participant's Termination of Employment, (b) in accordance with a specific determination of the Administrator with the consent of the affected Participant or (c) to the extent that the operation of Section 8.05 would cause an Option to no longer be entitled to such treatment. If any provision hereof or that Award Agreement is held not to comply with requirements necessary to entitle that Option to that tax treatment, then except as otherwise provided in the preceding sentence: (i) that provision shall be deemed to have contained from the outset such language as is necessary to entitle the Option to the tax treatment afforded under
Section 422 of the Code; and (ii) all other provisions hereof and of that Award Agreement remain in full force and effect. Except as otherwise specified in the first sentence of this Section 6.02, if any Award Agreement covering an Option the Administrator designates to be an Incentive Stock Option hereunder does not explicitly include any term required to entitle that Incentive Stock Option to the tax treatment afforded by Section 422 of the Code, all such terms shall be deemed implicit in the designation of that Option, and that Option shall be deemed to have been granted subject to all such terms.

           6.03 Terms of Options. Options granted under this Article VI shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

                 (a) Option Price. The option price per share of Common Stock purchasable under an Option shall be determined by the Administrator at the time of grant but, if the Option is an Incentive Stock Option, the option price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant; provided, however, that, if an Incentive Stock Option is granted to a Ten Percent Shareholder, the option price per share shall be at least 110% of the Fair Market Value of a share of Common Stock on the Date of Grant and provided, further, that, except as otherwise required under the Code with respect to Incentive Stock Options and as required by Rule 16b-3 with respect to Options granted to persons subject to Section 16 of the Exchange Act, no amendment of an Option shall be deemed to be the grant of a new Option for purposes of this
           Section 6.03(a).

                 (b) Option Term. The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after its Date of Grant; provided, however, that, if an Incentive Stock Option is granted to a Ten Percent Shareholder, the Option shall not be exercisable more than five years after its Date of Grant.

                 (c) Exercisability. An Award Agreement with respect to Options may contain such performance targets, waiting periods, exercise dates, restrictions on exercise (including, but not limited to, a requirement that an Option is exercisable in periodic installments), and restrictions on the transfer of the underlying shares of Common Stock, if any, as may be determined by the Administrator at the time of grant. To the extent not exercised, installments shall cumulate and be exercisable, in whole or in part, at any time after becoming exercisable, subject to the limitations set forth in Sections 6.03(b), (g) and (h). If an Option is an Incentive Stock Option and if required by Section 422 of the Code, the aggregate Fair Market Value of the shares of Common Stock underlying such Option and all other incentive stock options granted to the Employee Participant (determined at the time the Option is granted) that become exercisable in any one calendar year shall not exceed $100,000.

                 (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions that apply under Section 6.03(c) above, Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Administrator may accept (including payment in accordance with a cashless exercise program approved by the Administrator). If and to the extent the Administrator determines in its sole and absolute discretion at or after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the Participant (and for which the Participant has good title, free and clear of any liens or encumbrances) based on the Fair Market Value of the shares of Common Stock on the date the Option is exercised; provided, however, that any already owned Common Stock used for payment must have been held by the Participant for at least six months. No Common Stock shall be issued on exercise of an Option until payment, as provided herein, therefor has been made. A Participant shall generally have the right to dividends or other rights of a stockholder with respect to Common Stock subject to the Option only when certificates for shares of Common Stock are issued to the Participant.

                 (e) Non-Transferability of Options. No Option shall be transferable by the Participant otherwise than by will or the laws of descent and distribution.

                 (f) Acceleration or Extension of Exercise Time. The Administrator, in its sole and absolute discretion, shall have the right (but shall not in any case be obligated) to permit purchase of Common Stock subject to any Option granted to a Participant prior to the time such Option would otherwise become exercisable under the terms of the Award Agreement. In addition, the Administrator, in its sole and absolute discretion, shall have the right (but shall not in any case be obligated) to permit any Option granted to a Participant to be exercised after its expiration date, subject, however to the limitation set forth in Section 6.03(b).

                 (g) Exercise of Options Upon Termination of Employment. The following provisions apply to Options granted to Employee
           Participants:

                     (i) Exercise of Vested Options Upon Termination of
                 Employment.

                           (A) Termination. Unless the Administrator, in its
                     sole and absolute discretion, provides for a shorter or longer period of time in the Award Agreement or a longer period of time in accordance with Section 6.03(f), upon an Employee Participant's Termination of Employment other than by reason of death or Disability, an Employee Participant may, within three months from the date of such Termination of Employment, exercise all or any part of his or her Options as were exercisable on the date of Termination of Employment if such Termination of Employment is not for Cause. If such Termination of Employment is for Cause, the right of the Employee Participant to exercise such Options shall terminate on the date of Termination of Employment. In no event, however, may any Option be exercised later than the date determined pursuant to Section 6.03(b).

                           (B) Disability. Unless the Administrator, in its sole
                     and absolute discretion, provides for a shorter or longer period of time in the Award Agreement or a longer period of time in accordance with Section 6.03(f), upon an Employee Participant's Disability Date, the Employee Participant may, within one year after the Disability Date, exercise his or her Options, but only to the extent such Options were exercisable on the Disability Date and only to the extent not previously exercised. In no event, however, may any Option be exercised later than the date determined pursuant to Section 6.03(b).

                           (C) Death. Unless the Administrator, in its sole and
                     absolute discretion, provides for a shorter or longer period of time in the Award Agreement or a longer period of time in accordance with Section 6.03(f), in the event of the death of an Employee Participant while employed by the Company or a Subsidiary, the right of the Employee Participant's Beneficiary to exercise his or her Options (but only to the extent the Options were exercisable as of the date of death of the Employee Participant and only to the extent not previously exercised) shall expire upon the expiration of one year from the date of the Employee Participant's death or on the date of expiration of the Option determined pursuant to Section 6.03(b), whichever is earlier.

                     (ii) Expiration of Unvested Options Upon Termination of
                 Employment. Subject to Sections 6.03(f) and 6.03(g)(i)(B) and
                 (C), to the extent all or any part of an Option granted to an Employee Participant was not exercisable as of the date of Termination of Employment, such right shall expire at the date of such Termination of Employment. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion and under such terms as it deems appropriate, may permit an Employee Participant who will continue to render significant services to the Company or a Subsidiary after his or her Termination of Employment to continue to accrue service with respect to the right to exercise his or her Options during the period in which the individual continues to render such services.

                 (h) Exercise of Options Following Termination of Service as a Non-Employee Director. Unless the Administrator, in its sole and absolute discretion, provides for a shorter or longer period of time in the Award Agreement or a longer period of time in accordance with
           Section 6.03(f), (A) if a Non-Employee Director's service with the Company or a Subsidiary terminates by reason of death, any Option held by such Non-Employee Director may be exercised for a period of one year from the date of death or until the expiration of the Option, whichever is shorter, and (B) if a Non-Employee Director's service with the Company or a Subsidiary terminates other than by reason of death, any Option held by such Non-Employee Director may be exercised for a period of three months from the date of such termination or until the expiration of the stated term of the Option, whichever is shorter. Unless the Administrator, in its sole and absolute discretion, provides otherwise in an Award Agreement, all or any part of an Option granted to a Non-Employee Director that was not exercisable as of the date such Non-Employee Director's service with the Company or a Subsidiary terminates for any reason shall expire at the date of such termination of service.

ARTICLE VII.  RESTRICTED SHARES

           7.01 Restricted Share Awards. Restricted Shares may be issued either alone or in addition to other Awards granted under the Plan. The Administrator may grant to any Employee Participant an Award of shares of Common Stock in such number, and subject to such terms and conditions relating to forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Administrator shall establish. The terms of any Restricted Share Award granted under the Plan shall be set forth in an Award Agreement, which shall contain provisions determined by the Administrator and not inconsistent with the Plan. The provisions of Restricted Share Awards need not be the same for each Participant receiving such Awards.

                     (a) Issuance of Restricted Shares. As soon as practicable after the Date of Grant of a Restricted Share Award by the Administrator, the Company shall cause to be transferred on the books of the Company shares of Common Stock, registered on behalf of the Participant in nominee form, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company retroactive to the Date of Grant if an Award Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. Each Participant, as a condition to the receipt of a Restricted Share Award, shall pay to the Company in cash the par value of a share of Common Stock multiplied by the number of shares of Common Stock covered by such Restricted Share Award. All shares of Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the stock certificates representing such Restricted Shares shall be held in custody by the Company or its designee. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.01(d), one or more stock certificates, registered in the name of the Participant, for an appropriate number of shares of Common Stock as provided in Section 7.01(d), free of any restrictions set forth in the Plan and the Award Agreement, shall be delivered to the Participant.

                     (b) Shareholder Rights. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.01(a), the Participant shall become a shareholder of the Company with respect to all shares of Common Stock subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares of Common Stock and, except as otherwise determined by the Administrator and specified in the applicable Award Agreement, the right to receive dividends (or dividend equivalents); provided, however, that any shares of Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be held in custody by the Company as prescribed in Section 7.01(a).

                     (c) Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

                     (d) Delivery of Shares of Common Stock Upon Release of Restrictions. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Administrator, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 8.04, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more stock certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

           7.02  Terms of Restricted Shares.

                     (a) Forfeiture of Restricted Shares. Subject to Section 7.02(b), all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or any Subsidiary of the Company as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Administrator, in its sole and absolute discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

                     (b) Waiver of Forfeiture Period. Notwithstanding anything contained in this Article VII to the contrary, the Administrator may, in its sole and absolute discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant or a material change in circumstances arising after the Date of Grant of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of Restricted Shares) as the Administrator shall deem appropriate, provided that the Participant shall at that time have completed at least one year of employment after the Date of Grant.

ARTICLE VIII.  TERMS APPLICABLE TO ALL AWARDS GRANTED UNDER THE PLAN

           8.01 Award Agreement. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement authorized by the Administrator expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

           8.02 Plan Provisions Control Award Terms. The terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Administrator have the power to grant to a Participant any Award under the Plan that is contrary to any provisions of the Plan. If any provision of any Award shall conflict with any of the terms in the Plan as constituted on the Date of Grant of such Award, the terms in the Plan as constituted on the Date of Grant of such Award shall control.

           8.03 Modification of Award After Grant. Except as provided by the Administrator, in its sole and absolute discretion, in the Award Agreement or as provided in Section 8.05, no Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Administrator.

           8.04 Taxes. The Company shall be entitled, if the Administrator deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any Award. The Company may defer issuance of Common Stock under an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Administrator or its delegate and shall be payable by the Participant at such time as the Administrator determines. A Participant shall be permitted to satisfy his or her tax or withholding obligation by (a) having cash withheld from the Participant's salary or other compensation payable by the Company or a Subsidiary, (b) the payment of cash by the Participant to the Company, (c) the payment in shares of Common Stock already owned by the Participant valued at Fair Market Value, and/or (d) the withholding from the Award, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such Common Stock, to satisfy such tax or withholding requirements. The Administrator shall be authorized, in its sole and absolute discretion, to establish rules and procedures relating to any such withholding methods it deems necessary or appropriate (including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act to have shares of Common Stock withheld from an Award to meet those withholding obligations).

           8.05  Adjustments to Reflect Capital Changes; Change in
Control.

                     (a) Recapitalization. The number and kind of shares subject to outstanding Awards, the limit set forth in the last sentence of Section 5.01, and the number and kind of shares available for Awards subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The Administrator shall have the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case. In no event shall any adjustments be made under the provisions of this Section 8.05(a) to any outstanding Restricted Share Award if an adjustment has been or will be made to the shares of Common Stock awarded to a Participant in such person's capacity as a stockholder.

                   (b) Sale or Reorganization. After any reorganization, merger or consolidation in which the Company is or is not the surviving entity, each Participant shall, at no additional cost, be entitled upon the exercise of an Option outstanding prior to such event to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable on exercise pursuant to such Option, the number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the reorganization, merger or consolidation if, at the time of such reorganization, merger or consolidation, such Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable on exercise of such Option. Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers or consolidations of the character described above.

                    (c)  Options to Purchase Stock of Acquired Companies.
           After any reorganization, merger, or consolidation in which the Company shall be a surviving entity, the Administrator may grant substituted Options under the provisions of the Plan, replacing old options granted under a plan of another party to the reorganization, merger or consolidation whose stock subject to the old options may no longer be issued following such reorganization, merger or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Administrator in its sole and absolute discretion. Any such adjustments may provide for the elimination of any fractional shares of Common Stock that might otherwise become subject to any Options.

                    (d) Change in Control. Upon a Change in Control, unless otherwise specifically prohibited by Rule 16b-3:

                         (1) Any and all Options shall become exercisable as of
                    the date of the Change in Control; and

                         (2) The restrictions on vesting on all Restricted Share
                    Awards shall be deemed to have satisfied as of the date of the Change in Control.

                    (e) Existence of Awards. The existence of outstanding Awards shall not affect the right of the Company or its stockholders to make or authorize any and all adjustments, recapitalizations, reclassifications, reorganizations and other changes in the Company's capital structure, the Company's business, any merger or consolidation of the Company, any issue of bonds, debentures or preferred stock of the Company, the Company's liquidation or dissolution, any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

           8.06 Surrender of Awards. Any Award granted to a Participant under the Plan may be surrendered to the Company for cancellation on such terms as the Administrator and holder approve.

           8.07 No Right to Award; No Right to Employment. No director, officer, employee or other person shall have any claim or right to be granted an Award. Neither the Plan nor any action taken hereunder shall be construed as giving any director, officer or employee any right to be retained by the Company or any of its Subsidiaries.

           8.08 Awards Not Includable for Benefit Purposes. Income recognized by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA) or group insurance or other benefit plans applicable to the Participant that are maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Board.

           8.09 Governing Law. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Maryland other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

           8.10 No Strict Construction. No rule of strict construction shall be implied against the Company, the Administrator, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Administrator.

           8.11 Compliance with Rule 16b-3 and Section 162(m). It is intended that the Plan be applied and administered in compliance with Rule 16b-3 and with
Section 162(m). If any provision of the Plan would be in violation of Section 162(m) if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Section 162(m) as determined by the Administrator in its sole and absolute discretion. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3 and Section 162(m), as they may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3 or Section 162(m). Notwithstanding the foregoing, the Board may amend the Plan so that it (or certain of its provisions) no longer comply with either or both Rule 16b-3 or Section 162(m) if the Board specifically determines that such compliance is no longer desired.

           8.12 Captions. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

           8.13 Severability. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

           8.14 Legends. All certificates for Common Stock delivered under the Plan shall be subject to such transfer restrictions set forth in the Plan and such other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Administrator may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

           8.15 Investment Representation. The Administrator may, in its sole and absolute discretion, demand that any Participant awarded an Award deliver to the Administrator at the time of grant or exercise of such Award a written representation that the shares of Common Stock subject to such Award are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such written representation by the Participant prior to the delivery of any shares of Common Stock pursuant to the grant or exercise of his or her Award shall be a condition precedent to the Participant's right to purchase or otherwise acquire such shares of Common Stock by such grant or exercise. The Company is not legally obliged hereunder if fulfillment of its obligations under the Plan would violate federal or state securities laws.

           8.16  Amendment and Termination.

                 (a) Amendment. The Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; provided, however, that the Board shall not, without the affirmative approval of a simple majority of the holders of Voting Stock, represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Voting Stock, make any amendment that requires stockholder approval under any applicable law or rule, unless the Board determines that compliance with such law or rule is no longer desired. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award; provided, however, that the Administrator may, in its sole and absolute discretion, make provision in an Award Agreement for such amendments that, in its sole and absolute discretion, it deems appropriate.

                 (b) Termination. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be amended and exercised and may vest after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award could have been amended or would have been exercisable or vest had the Plan not terminated.

           8.17 Costs and Expenses. All costs and expenses incurred in administering the Plan shall be borne by the Company.

           8.18 Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assure the payment of any Award under the Plan.

[ITC LEARNING CORPORATION LOGO]

                            ITC LEARNING CORPORATION

              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 7, 1998

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO
                                 ITS EXERCISE.

The undersigned stockholder of ITC LEARNING CORPORATION hereby appoints Christopher E. Mack and Robert F. VanStry, and each and any one of them, with the power to appoint his substitute, the true and lawful attorneys, agents and proxies of the undersigned, to vote all shares of common stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders, to be held at the Company's headquarters, 13515 Dulles Technology Drive, Herndon, Virginia 20171-3413, on May 7, 1998, at 3:00 p.m. Eastern Daylight Time, and at any adjournment or adjournments of such meeting, with all powers which the undersigned would possess if personally present, as follows:

The Board of Directors recommends a vote FOR the proposals listed below. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL BE VOTED FOR THE MATTERS LISTED BELOW. Please indicate your vote by marking an "X" in the space provided below.

           1. Election of Directors (to serve terms as noted in the Proxy Statement):


           Nominee                         FOR        WITHHOLD AUTHORITY
           -------                         ---        ------------------
           John D. Sanders             (      )            (      )
           Richard E. Thomas           (      )            (      )

               (For each nominee, check either FOR or WITHHOLD AUTHORITY.)

           2.  Approval of the ITC Learning Corporation 1998 Incentive Stock
               Plan.


                                          FOR          AGAINST           ABSTAIN
                                          ---          -------           -------
                                       (      )       (      )          (      )
                                       (      )       (      )          (      )

           3. Ratification of Appointment of Ernst & Young LLP as independent auditors.


                                         FOR           AGAINST           ABSTAIN
                                         ---           -------           -------
                                       (      )       (      )          (      )

           4. At their discretion, the Proxies are authorized to vote on any other business properly brought before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE MATTERS LISTED.

Dated                , 1998
     ----------------


--------------------------------             ----------------------------------
Signature                                    Signature

--------------------------------             ----------------------------------
Print Name                                   Print Name

(Please sign exactly as your name or names appear on the Company's stock records. When shares are held by joint tenants, both should sign. If signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If signing on behalf of a corporation, the full name of the corporation should be set forth accompanied by the signature on its behalf of a duly authorized officer.)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.